[EXECUTION COPY]

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of September 30, 2003, among EMC Mortgage Corporation (the "Assignor"), JPMorgan Chase Bank, as trustee (in such capacity, the "Trustee") for the holders of the Certificates referred to below (the "Assignee"), and Irwin Union Bank and Trust Company (the "Company").

          The Assignor is entering into a Pooling and Servicing Agreement, dated as of September 1, 2003 (the "Pooling and Servicing Agreement"), with Bear Stearns Asset Backed Securities, Inc., as depositor (the "Depositor"), EMC, as Servicer, Wells Fargo Bank Minnesota, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator, and the Trustee. The Pooling and Servicing Agreement will provide for the creation of Bear Stearns Asset-Backed Securities Trust 2003-3 (the "Trust"), which will issue Asset-Backed Certificates, Series 2003-3 (the "Certificates"). In connection with the issuance of the Certificates, the Assignor will sell to the Depositor and the Depositor will assign to the Trust, its interest in the residential mortgage loans (the "Assigned Loans") listed on Attachment 1 annexed hereto. A copy of the Pooling and Servicing Agreement is attached as Attachment 3 hereto.

          The Assigned Loans are being serviced by the Company for Assignor and its successors and assigns pursuant to the Amended and Restated Purchase, Warranties and Servicing Agreement, dated as of January 1, 2003, between Assignor and Company and (i) the Term Sheet, dated June 26, 2003, between Assignor and the Company, (ii) the Term Sheet, dated July 29, 2003, between Assignor and the Company and (iii) the Term Sheet, dated August 28, 2003, between the Assignor and the Company (collectively, the "Purchase Agreement").

          The Assignor agrees that, following transfer thereof to the Trustee, the Assigned Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.

Purchase, Assignment and Assumption

           1.      Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Purchase Agreement, provided, however, that the Assignor does not grant, transfer or assign to the Assignee the representations and warranties contained in Section 3.02 of the Purchase Agreement or the related remedies for breach thereof contained in Section 3.03 and any right of indemnification with respect to Section 8.01 thereof.

           2.      Simultaneously with the execution hereof, the Assignor, at its expense, shall have caused to be delivered to Assignee or its designee the Mortgage File for each Assigned Loan and any additional documents required to be delivered pursuant to the related Term Sheet with respect to such Assigned Loan in Assignor's or its custodian's possession, as set forth in the Purchase Agreement, along with, for each Assigned Loan, an endorsement of the Mortgage Note from the Company, in blank, and an assignment of mortgage in recordable form from the Company, in blank. Assignee shall be entitled to all scheduled payments due on the Assigned Loans after the close of business on September 1, 2003 and all unscheduled payments or other proceeds or other recoveries on the Assigned Loans received after the close of business on September 1, 2003.

Representations and Warranties

           3.      Assignor warrants and represents to Assignee and Company as of the date hereof:

           (a)      Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement (including the Term Sheets relating to the Assigned Loans), which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

           (b)      Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans other than the servicing rights, prepayment charges and other servicing fees not otherwise due Purchaser under the Purchase Agreement, free and clear from any and all claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignee's interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

           (c)      There are no offsets, counterclaims or other defenses available to Company with respect to the Assigned Loans or the Purchase Agreement;

           (d)      Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Assigned Loan;

           (e)      Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

           (f)      Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

           (g)      No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

           (h)      Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

           4.      Assignee warrants and represents to, and covenants with, Assignor and Company as of the date hereof:

           (a)      Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to hold the Assigned Loans on behalf of the holders of the Certificates;

           (b)      Assignee has full corporate power and authority to execute and deliver this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

           (c)      No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

           (d)      From and after the date hereof, Assignee assumes all of Assignor's rights as "Purchaser" under this AAR Agreement.

           5.      Company warrants and represents to, and covenant with, Assignor and Assignee as of the date hereof:

           (a)      Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

           (b)      Company is duly organized and validly existing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority, including where appropriate through subsidiaries and affiliates, to service the Assigned Loans and otherwise to perform its obligations under the Purchase Agreement;

           (c)      Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

           (d)      No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

           (e)      No event has occurred from the Closing Date to the date hereof, which would render the representations and warranties made by the Company in Section 3.01 of the Purchase Agreement to be untrue in any material respect.

           (f)      Neither this AAR Agreement nor any certification, statement, report or other agreement, document or instrument furnished or to be furnished by the Company pursuant to this AAR Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading

Recognition of Assignee

           6.      From and after the date hereof, Company shall recognize Assignee as owner of the Assigned Loans and as "Purchaser" pursuant to the Purchase Agreement, having all rights of the Assignor thereunder that have been assigned by the Assignor pursuant to Section 1 of this AAR Agreement, and acknowledges that the Assigned Loans will be part of a REMIC, and will service the loans on behalf of the Assignee in accordance with the Purchase Agreement, but in no event in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code.) It is the intention of Assignor, Company and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Company nor Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of Assignee.

           The Company understands that the Master Servicer is acting on behalf of the Assignee pursuant to the Pooling and Servicing Agreement, and agrees that the Master Servicer shall be entitled to enforce the rights of the Assignee pursuant to this Agreement and the Purchase Agreement on behalf of the Assignee. In addition, the Company agrees that the Master Servicer shall be entitled to enforce directly the provisions of Section 5.05 (as added to the Purchase Agreement pursuant to Section 15 of this AAR Agreement), 6.04 and 6.05 on its own behalf.

Miscellaneous

           7.      All demands, notices and communications related to the Assigned Loans, the Purchase Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by registered mail, postage prepaid, or by recognized overnight courier, or by facsimile transmission to a number provided by the appropriate party if receipt of such transmission is confirmed, as follows:

           (a)      In the case of Company,

Irwin Union Bank and Trust Company 12677 Alcosta Boulevard, Suite 500 San Ramon, California Attention: Edwin Corbin, SVP--Business Development and Chief Financial Officer--Home Equity Lending

With a copies at the same address to:

Mary Rottman, VP--Treasurer--Home Equity Lending Gary Irofido, VP and Assistant Secretary--Home Equity Lending

And a copy to:

Ellen Muffson, VP--Legal Counsel 500 Washington Street, 3rd Floor Columbus, IN 47201

           (b)      In the case of Assignor,

EMC Mortgage Corporation Mac Arthur Ridge II 909 Hidden Ridge Drive, Suite 200 Irving, Texas 75038 Attention: Ms. Ralene Ruyle

with a copy to:

Bear Stearns Asset Backed Securities, Inc.
383 Madison Avenue
New York, New York 10179
Attention: Joe Jurkowski

In the case of Assignee,

JPMorgan Chase Bank, as Trustee
4 New York Plaza
New York, New York 10004
Attention: Institutional Trust Services/
Structured Finance Services--BSABS 2003-3

with a copy to:

Wells Fargo Bank, National Association, as Master Servicer 9062 Old Annapolis Road Columbia, Maryland 21045 Attention: BSABS 2003-3

           8.      Each party will pay any commissions it has incurred and the fees of its attorneys in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

           9.      This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           10.      No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

           11.      This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

           12.      This AAR Agreement shall survive the conveyance of the Assigned Loans, the assignment of the Purchase Agreement to the extent of the Assigned Loans by Assignor to Assignee and the termination of the Purchase Agreement.

           13.      This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

           14.      In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control. In the event that any provision of this AAR Agreement conflicts with any provision of the Confirmation with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

Modification of Purchase Agreement

           15.      The Company and Assignor hereby amend the Purchase Agreement as follows:

           (a)      The following definitions are added to Section 1.01 of the Purchase Agreement:

                      The definition of "Business Day" is amended by adding the words "State of Maryland, State of Minnesota," after the word "Indiana."

                       Master Servicer: Wells Fargo Bank Minnesota, National Association, and its successor and assigns.

                       Securities Administrator: Wells Fargo Bank Minnesota, National Association, and its successors and assigns.

                       The definition of "Servicing Fee" is amended by replacing the word "outstanding principal balance" with the word "Stated Principal Balance."

                       Trustee:      JPMorgan Chase Bank, and its successors and assigns.

           (b)      Section 4.05 is amended by adding a new clause (ix) to read as follows:

                       (ix)      to reimburse itself for any unreimbursed Nonrecoverable Monthly Advances and Nonrecoverable Servicing Advance, such as, but not limited to, insurance, taxes and assessments in conformance with FNMA guidelines; and

           (c)      Section 5.02 is hereby amended by replacing the words "Fifth Business Day" with the words " tenth calendar day."

           (d)      The following Section is added to Article V of the Purchase Agreement

           Section 5.05. Annual Certification.

(i) The Company will deliver to the Master Servicer, on or before March 1 of each year beginning March 1, 2004 (or, if any such day is not a Business Day, the immediately preceding Business Day), or on any alternative date specified by the Master Servicer upon thirty (30) days written request, a certification containing the information set forth in Exhibit L. Such certification shall be signed by the senior officer in charge of servicing of the Company. In addition, the Company shall provide such other information with respect to the Mortgage Loans and the servicing and administration thereof within the control of the Company which shall be required to enable the Master Servicer to comply with the reporting requirements of the Securities and Exchange Act of 1934, as amended.

(ii) The Company shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Company or any of its officers, directors, agents or affiliates of its obligations under this Section 5.05 or the Company's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Company agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Company on the other in connection with a breach of the Company's obligations under this Section 6.07.

           (e)      Section 6.04 of the Purchase Agreement is amended to add the following to the end of such Section: "In addition, a copy of each such statement shall be furnished to the Master Servicer no later than the applicable date specified in the first sentence of this Section, for delivery thereof to the Purchaser."

           (f)      Section 6.05 of the Purchase Agreement is amended to insert the following before the last sentence of such Section: "In addition, a copy of each such statement shall be furnished to the Master Servicer no later than the applicable date specified in the first sentence of this Section, for delivery thereof to the Purchaser."

           (g)      Section 9.01 is hereby modified by adding the word "or" at the end of clause (viii) thereof and inserting the following as clause (ix):

(ix) failure by the Company to duly perform, within the required time period, its obligations under Section 5.05, 6.04 or 6.05, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by any party to this Servicing Agreement or by the Master Servicer.

           (h)      An additional Exhibit L in the form of Attachment 4 hereto is added to the Purchase Agreement.

Wire Instructions and Address for Statements

           16.      Notwithstanding anything to the contrary contained in the Purchase Agreement, (i) distributions shall be made by wire transfer in immediately available funds to Wells Fargo Bank Minnesota, National Association, San Francisco, California, ABA # 121-000-248, for credit to SAS Clearing Account #39707711416, for further credit to BSABS 2003-3, Account #18123800 and (ii) all servicing reports, annual certificates of compliance, independent certified public accountants' servicing reports, office's certificates and other information relating to the Assigned Loans required to be delivered by the Company pursuant to the Purchase Agreement shall be sent to Wells Fargo Bank, National Association, 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: BSABS 2003-3.

          IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

EMC MORTGAGE CORPORATION
Assignor

By:
Name: Sue Stepanek
Title: Executive Vice President

JPMORGAN CHASE BANK, not in its
individual capacity, but as Trustee
Assignee

By:
Name: Eboni D. Dawkins
Title: Trust Officer

IRWIN UNION BANK AND TRUST
COMPANY
Company

By:
Name: Edwin K. Corbin
Title: Vice President, Home Equity Lending

Attachment 1

Assigned Loan Schedule

(Available Upon Request)

Attachment 2

Amended and Restated Purchase, Warranties, and Servicing Agreement

(Available Upon Request)

Attachment 3

Pooling and Servicing Agreement

(Available Upon Request)

Attachment 4

Exhibit L

           This certificate is being delivered pursuant to Section 5.05 of the Amended and Restated Purchase, Warranties and Servicing Agreement, dated as of January 1, 2003 (the "PWS Agreement"), between EMC Mortgage Corporation ("EMC"), as purchaser and Irwin Union Bank and Trust Company (the "Company"), as seller, as amended pursuant to the Assignment, Assumption and Recognition Agreement, dated September 30, 2003 (the "AAR Agreement"), among the EMC, the Company and JPMorgan Chase Bank, as trustee, The PWS Agreement, as amended by the AAR Agreement, is referred to herein as the
?Purchase Agreement. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Purchase Agreement.

           I certify that:

                 (i)      I am a _______________ of the Company.

                 (ii)      Based on my knowledge, the information in the annual statement of compliance furnished in March 20__ pursuant to Section 6.04 of the Purchase Agreement and the annual independent certified public accountants' servicing report delivered pursuant to Section 6.05 (collectively, the "Reports") of the Purchase Agreement, and all servicing reports, officer's certificates and other information relating to the Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this certification.

                 (iii)      The servicing information required to be provided to the Master Servicer by the Company under the Purchase Agreement has been provided to the Master Servicer.

                (iv)      I am responsible for reviewing the servicing activities performed by the Company pursuant to the Purchase Agreement, and based upon my knowledge, except as disclosed in the Reports, the Company has, as of the date of this Certification, fulfilled its obligations under the Purchase Agreement.

                (v)      I have disclosed to the Master Servicer all significant deficiencies relating to the Company's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Purchase Agreement.

                                                       -
Dated: March __, 20__